Exhibit 99.1

For Release: October 29, 2007
Contact: Lisa Razo
(802) 865-1838

Merchants Bancshares, Inc. Announces 2007 Third Quarter Results

SOUTH BURLINGTON, VT--Merchants Bancshares, Inc. (NASDAQ: MBVT), the parent company of Merchants Bank, today announced net income of $2.63 million, or diluted earnings per share of 43 cents, for the quarter ended September 30, 2007. This compares with net income of $2.65 million, or diluted earnings per share of 42 cents, for the quarter ended September 30, 2006. The return on average assets was 0.94% and the return on average equity was 15.04% for the third quarter of 2007, compared to 0.95% and 16.16%, respectively, for the third quarter of 2006. Merchants declared a dividend on October 18, 2007, of 28 cents per share payable November 15, 2007, to shareholders of record as of November 1, 2007. For more information on the quarter, please refer to Merchants' Form 10-Q, which will be filed on or about October 29, 2007, and will be available on the SEC website at www.sec.gov.

Mr. Michael Tuttle, Merchants' President and Chief Executive Officer; and Ms. Janet Spitler, Merchants' Chief Financial Officer, will host a conference call to discuss these earnings results at 9:30 a.m. Eastern Time on Wednesday, October 31, 2007. Interested parties may participate in the conference call by dialing (800) 230-1085; the title of the call is Earnings Release Conference Call for Merchants Bancshares, Inc. Participants are asked to call a few minutes prior to register. A replay will be available until noon on Wednesday, November 7, 2007. The U.S. replay dial-in telephone number is (800) 475-6701. The international replay telephone number is (320) 365-3844. The replay access code for both replay telephone numbers is 859452.

The continuing mission of Merchants Bank is to provide Vermonters with a state-wide community bank that blends a strong technology platform with a genuine appreciation for local markets. It fulfills this commitment through a branch-based system that includes 36 community bank offices and 44 ATMs throughout Vermont, Personal Bankers dedicated to top-quality customer service, and streamlined products: FreedomLYNX® Banking, which consists of Free Checking for Life®, a low-cost Money Market Account, Free Online Banking and Bill Pay, Overdraft Coverage, Direct Deposit, Free Debit Card and Free Automated Phone Banking; TimeLYNX® Flexible Certificates of Deposit; AutoLYNXSM Vehicle Loans; HomeLYNX® Home Equity Loans and Lines of Credit; RealLYNX® Residential Mortgages; CommerceLYNX® Business Banking; and Q-LYNX Quick Decision Business Loans. For more information about Merchants Bank, visit mbvt.com. Member FDIC. Equal Housing Lender. Merchants' stock is traded on the NASDAQ National Market system under the symbol MBVT.

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect Merchants' current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause Merchants' actual results to differ significantly from those expressed in any forward-looking statement. Forward-looking statements should not be relied on since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Merchants' control and which could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include changes in general economic conditions in Vermont, changes in interest rates, changes in competitive product and pricing

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pressures among financial institutions within Merchants' markets, and changes in the financial condition of Merchants' borrowers. The forward-looking statements contained herein represent Merchants' judgment as of the date of this report, and Merchants cautions readers not to place undue reliance on such statements. For further information, please refer to Merchants' reports filed with the Securities and Exchange Commission.

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Merchants Bancshares, Inc.
Financial Highlights
(In thousands except share and per share data)

	09/30/07	12/31/06	09/30/06	12/31/05

Balance Sheets - Period End
Total assets	$1,116,079	$1,136,958	$1,126,197	$1,075,236
Loans	739,175	689,283	679,884	605,926
Allowance for loan losses ("ALL")	7,726	6,911	6,858	7,083
Net loans	731,449	682,372	673,026	598,843
Securities available for sale	298,338	333,958	371,519	382,797
Securities held to maturity	4,395	5,615	6,058	7,663
Federal funds sold, securities purchased under agreements
to resell, and interest bearing deposits with banks	15,500	42,000	--	--
Other assets	66,397	73,013	75,594	85,933
Deposits	866,948	877,352	857,058	854,576
Securities sold under agreement to repurchase and
other short-term borrowings	84,484	90,547	93,791	52,988
Securities sold under agreement to repurchase,long-term	20,000	20,000	20,000	20,000
Other long-term debt	44,586	53,863	59,382	55,764
Junior subordinated debentures issued to
unconsolidated subsidiary trust	20,619	20,619	20,619	20,619
Other liabilities	7,435	4,880	6,585	4,892
Shareholders' equity	72,007	69,697	68,762	66,397
Balance Sheets - Quarter-to-Date Averages
Total assets	$1,113,404	$1,130,370	$1,114,026	$1,059,923
Loans	727,159	685,284	660,069	598,159
Allowance for loan losses	7,217	6,882	6,703	7,101
Net loans	719,942	678,402	653,366	591,058
Securities available for sale	293,081	346,532	380,252	379,475
Securities held to maturity	5,424	5,615	6,313	7,663
Federal funds sold, securities purchased under agreements
to resell, and interest bearing deposits with banks	26,389	26,815	123	58
Other assets	68,568	73,006	73,972	81,669
Deposits	871,969	864,966	863,099	854,591
Securities sold under agreement to repurchase and
other short-term borrowings	80,579	92,779	88,370	50,741
Securities sold under agreement to repurchase, long-term	20,000	20,000	20,000	851
Other long-term debt	44,843	55,778	50,353	59,365
Junior subordinated debentures issued to
unconsolidated subsidiary trust	20,619	20,619	20,619	20,619
Other liabilities	5,458	6,710	6,087	9,249
Shareholders' equity	69,936	69,518	65,498	64,507
Interest earning assets	1,057,167	1,070,107	1,053,930	994,251
Interest bearing liabilities	913,927	930,485	920,467	863,077
Ratios and Supplemental Information - Period End
Book value per share	$12.43	$11.87	$11.57	$11.11
Book value per share (1)	$11.78	$11.25	$10.99	$10.55
Tier I leverage ratio	8.45%	8.24%	8.29%	8.54%
Period end common shares outstanding	6,113,818	6,196,328	6,257,938	6,290,889
Credit Quality - Period End
Nonperforming loans ("NPLs")	$9,934	$2,698	$2,867	$2,364
Nonperforming assets ("NPAs")	9,934	2,956	3,179	2,364
NPLs as a percent of total loans	1.34%	0.39%	0.42%	0.39%
NPAs as a percent of total assets	0.89%	0.26%	0.28%	0.22%
ALL as a percent of NPLs	78%	256%	239%	300%
ALL as a percent of total loans	1.05%	1.00%	1.01%	1.17%

(1)	This book value includes 322,981, 323,038, 316,258 and 314,602 Rabbi Trust shares for the periods noted above, respectively.

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Merchants Bancshares, Inc.
Financial Highlights
(In thousands except share and per share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006

Operating Results
Interest income
Interest and fees on loans	$12,073	$11,226	$35,282	$31,764
Interest and dividends on investments	3,911	4,712	12,753	13,989
Total interest and dividend income	15,984	15,938	48,035	45,753
Interest expense
Deposits	4,518	3,876	13,409	10,478
Short-term borrowings	839	1,055	2,603	3,013
Long-term debt	1,125	1,144	3,438	3,313
Total interest expense	6,482	6,075	19,450	16,804
Net interest income	9,502	9,863	28,585	28,949
Provision for credit losses	700	--	850	--
Net interest income after provision for credit losses	8,802	9,863	27,735	28,949
Noninterest income
Trust Company income	492	428	1,451	1,320
Service charges on deposits	1,196	1,157	3,462	3,504
Loss on investment securities	(60)	(452)	(97)	(452)
Equity in losses of real estate limited partnerships, net	(423)	(423)	(1,267)	(1,270)
Other noninterest income	951	820	2,615	2,350
Total noninterest income	2,156	1,530	6,164	5,452
Noninterest expense
Salaries, wages and employee benefits	3,853	4,059	11,656	12,185
Occupancy and equipment expenses, net	1,467	1,444	4,495	4,460
Legal and professional fees	523	605	1,758	1,720
Marketing expenses	282	349	901	1,048
Other noninterest expense	1,426	1,505	4,779	4,531
Total noninterest expense	7,551	7,962	23,589	23,944
Income before income taxes	3,407	3,431	10,310	10,457
Provision for income taxes	778	785	2,368	2,418
Net income	$ 2,629	$ 2,646	$ 7,942	$ 8,039
Ratios and Supplemental Information
Weighted average common shares outstanding	6,123,080	6,265,119	6,160,863	6,285,397
Weighted average diluted shares outstanding	6,139,247	6,288,461	6,177,262	6,310,395
Basic earnings per common share	$ 0.43	$ 0.42	$ 1.29	$ 1.28
Diluted earnings per common share	0.43	0.42	1.29	1.27
Return on average assets	0.94%	0.95%	0.95%	0.97%
Return on average shareholders' equity	15.04%	16.16%	15.14%	16.42%
Net interest rate spread	3.19%	3.37%	3.23%	3.41%
Net interest margin	3.57%	3.72%	3.60%	3.71%
Efficiency ratio (1)	60.06%	64.34%	62.09%	64.21%

(1)

The efficiency ratio excludes amortization of intangibles, equity in losses of real estate limited partnerships, OREO expenses, gain/loss on sales of securities, state franchise taxes, and any significant nonrecurring items.

Note:	As of September 30, 2007, the Bank had off-balance sheet liabilities in the form of standby letters of credit to customers in the amount of $6.06 million.

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